SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 16, 2004

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 16, 2004, the Dane County Circuit Court dismissed one of two appeals of the Revised Environmental Assessment by the Public Service Commission regarding the construction of the Port Washington power plant. This Revised Assessment concluded that a more comprehensive Environmental Impact Statement was not required. The Court also rejected the petitioner's motion to enforce its January 27, 2004 order. The appeals were filed by the same petitioner who challenged the original Certificate of Public Convenience and Necessity for the Port Washington power plant. The second appeal is pending before a separate Dane County Circuit Court Judge. Wisconsin Energy Corporation and Wisconsin Electric Power Company are currently unable to determine the outcome of this second appeal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: April 19, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: April 19, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer